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Exhibit 10.7

GAS SALES AGREEMENT

        THIS GAS SALES AGREEMENT is made and entered into effective as of the 17th Day of December, 1998, by and between GC MARKETING COMPANY, BY TEJAS GAS TRANSMISSION, LLC, ITS MANAGING PARTNER, hereinafter referred to as "Seller," and RELIANT ENERGY ENTEX, hereinafter referred to as "Buyer." Buyer and Seller are sometimes referred to singularly as "Party" and collectively as "Parties."

WITNESSETH:

        WHEREAS, subject to the terms and conditions hereinafter set forth, Buyer desires to purchase certain quantities of Gas from Seller and Seller desires to sell such quantities of Gas to Buyer.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the Parties hereto covenant and agree as follows:

ARTICLE I
QUANTITY

        1.1    Subject to the terms and conditions hereof, Seller agrees to sell and deliver and Buyer agrees to purchase and receive, at the Point of Delivery identified herein, a quantity of natural gas equal to one hundred percent (100%) of the total daily fuel requirements for resale by Buyer to certain of Buyer's residential and commercial customers (the "Contract Quantity").

        1.2    To the extent permitted by applicable laws, rules, regulations and orders of any governmental agency, court or authority having jurisdiction and subject to conditions of force majeure, and/or requests by governmental officials or the Natural Gas Reliability Council (or any successor thereto), Seller shall sell and deliver to Buyer and Buyer shall purchase and receive from Seller the Contract Quantity on a firm basis, without interruption, suspension or curtailment, at the rates and price(s) set out herein. However, notwithstanding the foregoing to the contrary, if either Party interrupts, suspends or curtails the receipts or deliveries of Gas hereunder pursuant to the laws, rules, regulations or orders of any governmental agency, court or authority having jurisdiction, or due to conditions of force majeure or upon the request of any court, agency, governmental official or the Natural Gas Reliability Council (or any successor thereto), then the interrupting Party shall incur no liability of any kind or character to the other Party as a result of or with respect to such interruption, suspension or curtailment.

ARTICLE II
PRICE OF GAS

        2.1    The price Buyer shall pay Seller for all quantities of Gas sold and delivered hereunder shall be the price per MMBtu published in the first issue for the applicable month's delivery of Inside F.E.R.C.'s Gas Market Report, under the heading "Delivered Spot-Gas Prices," for Houston Ship Channel/Beaumont, Texas, index (large packages only), plus * per MMBtu.

ARTICLE III
POINTS OF DELIVERY

        3.1    The Point(s) of Delivery for all Gas delivered hereunder shall be at those point(s) of interconnect as described on Exhibit "B", attached hereto and made a part hereof.

*
Denotes Confidential Portion Omitted and Filed Separately with the Commission.

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ARTICLE IV
TERM

        4.1    Subject to the other provisions of this Agreement, this Agreement shall be effective on the date first written above and shall remain in full force and effect for a primary term ending on July 1, 2002, and year to year thereafter until terminated by either Party as provided in Paragraph 4.2 below.

        4.2    Either Party may terminate this Agreement upon the expiration of the primary term or at any time thereafter by giving the other Party at least thirty (60) Days' prior written notice of such termination.

ARTICLE V
NOTICES

        5.1    Any notice, request, demand, statement, payment or bill provided for in this Agreement, or any notice which a Party may desire to give to the other, shall be in writing and shall be considered as duly delivered as of the date of transmittal if mailed by the U.S. Postal Service, telefaxed, wire or courier expressed to the other Party at the following address:

SELLER:	Notices & Correspondence:	GC Marketing Company By Tejas Gas Transmission, LLC, Its Managing Partner 1301 McKinney Street, Suite 700 Houston, TX 77010 Attention: Contract Administration Facsimile: (713) 230-1906
	Accounting Matters:	GC Marketing Company, By Tejas Gas Transmission, LLC Its Managing Partner 1301 McKinney Street, Suite 700 Houston, TX 77010 Attention: Gas Accounting Facsimile: (713) 230-9008
	Payment:	Wells Fargo Bank ABA Number 121000248 For credit to GC Marketing Company, By Tejas Gas Transmission, LLC, Its Managing Partner Account Number 4159767375
BUYER:	Notices & Correspondence:	Reliant Energy Entex P.O. Box 2628 Houston, TX 77252-2628 Attention: Gas Supply Department Facsimile: (713) 654-5839
	Billing:	Reliant Energy Entex P. O. Box 2628 Houston, TX 77252-2628 Attention: Gas Accounting Department Facsimile: (713) 654-5692

        5.2    Either Party may change addresses by giving written notice to the other Party.

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ARTICLE VI
GENERAL

        6.1    The GENERAL TERMS AND CONDITIONS attached hereto as Exhibit "A" are incorporated herein as if set forth in full. In the event of any conflict between the terms and conditions contained in this Agreement and the terms and conditions contained in Exhibit "A", then this Agreement shall prevail.

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate originals by their duly authorized officers effective as of the Day and Year first hereinabove written.

BUYER:		SELLER:

RELIANT ENERGY ENTEX		GC MARKETING COMPANY, BY TEJAS GAS TRANSMISSION, LLC, ITS MANAGING PARTNER

By:	/s/ W. D. STINNETT, JR. W. D. Stinnett, Jr. Senior Vice President	By:	/s/ JOHN W. SEALE John W. Seale Vice President

Date: 9-30-99		Date: 9-29-99

    [SIGNATURE PAGE TO GAS SALES AGREEMENT ENTERED INTO EFFECTIVE AS OF DECEMBER 17, 1998, BETWEEN GC MARKETING COMPANY, BY TEJAS GAS TRANSMISSION, LLC, ITS MANAGING PARTNER AND RELIANT ENERGY ENTEX]

3

EXHIBIT "A"

to

GAS SALES AGREEMENT

DATED DECEMBER 17, 1998

between

GC MARKETING COMPANY, BY TEJAS GAS TRANSMISSION, LLC,
ITS MANAGING PARTNER
(Seller)

and

RELIANT ENERGY ENTEX
(Buyer)

GENERAL TERMS AND CONDITIONS

Section I.

Definitions

        Unless another definition is expressly stated or the context requires otherwise, the following terms, when used in this Agreement and all exhibits and attachments hereto, are intended to and shall have the following meanings:

(a)
The term "Gas" as used herein shall mean natural gas or any mixture of hydrocarbon gases or of hydrocarbon gases and non-combustible gases, consisting predominantly of methane.

(b)
The term "Day" as used herein shall mean the twenty-four (24) hour period beginning at 9:00 a.m., Central time, on one calendar day and ending at 9:00 a.m., Central time, on the following calendar day; provided, however, that the term "Business Day" as used herein shall mean any Day that is a Monday, Tuesday, Wednesday, Thursday or Friday, except when such Day is a bank holiday.

(c)
The term "Month" as used herein shall mean the period beginning at 9:00 a.m., Central time, on the first Day of a calendar month and ending at 9:00 a.m., Central time, on the first Day of the succeeding calendar month.

(d)
The term "Year" as used herein shall mean a period of three hundred sixty-five (365) consecutive Days, provided that any calendar year containing the date of February 29 shall consist of three hundred sixty-six (366) consecutive Days.

(e)
The term "Mcf" as used herein shall mean one thousand (1,000) Cubic Feet.

(f)
The term "Btu" as used herein shall mean the amount of heat required to raise the temperature of one avoirdupois pound of pure water from fifty-eight and one-half degrees Fahrenheit (58.5EF) to fifty-nine and one-half degrees Fahrenheit (59.5EF) at a constant pressure of fourteen and sixty-five hundredths pounds per square inch absolute (14.65 psia).

(g)
The term "MMBtu" as used herein shall mean one million (1,000,000) Btu.

(h)
The term "Gross Heating Value" as used herein shall mean the number of Btu produced by the complete combustion, at constant pressure, of the amount of Gas which would occupy a volume of one (1) Cubic Foot at a temperature of sixty degrees Fahrenheit (60EF) when saturated with water vapor and at a pressure equivalent to fourteen and sixty-five hundredths pounds per square inch absolute (14.65 psia), under standard gravitational force (acceleration 980.665 centimeters per second per second), with air of the same temperature and pressure as the Gas when the products of combustion are cooled to the initial temperature of the Gas and air and when the water formed by combustion is condensed to the liquid state. The Gross Heating Value so determined shall be corrected from the conditions of testing to that of the actual condition of the Gas delivered, expressed in Btu per Cubic Foot and reported at a pressure base of fourteen and sixty-five hundredths pounds per square inch absolute (14.65 psia); provided, however, if the water vapor content of the Gas delivered is seven (7) pounds or less per one million (1,000,000) Cubic Feet, the Gas shall be assumed to be dry.

(i)
The term "Cubic Foot" shall mean a volume of Gas occupying a space of one (1) cubic foot at a temperature of sixty degrees Fahrenheit (60EF) and at a pressure of fourteen and sixty-five hundredths pounds per square inch absolute (14.65 psia).

Section II.

Transportation

(a)
The Parties recognize and agree that the purchase and sale of Gas hereunder is conditioned upon Buyer and/or Seller entering into transportation agreements and otherwise making any and all necessary transportation arrangements with third parties. In this regard, Buyer shall be responsible for making and paying for any and all arrangements for the transportation of the Gas after its delivery at the Point(s) of Delivery and Seller shall be responsible for making and paying for any and all arrangements for the transportation of the Gas prior to such delivery.

(b)
Each Party shall be obligated to notify the other Party in the event its available sales quantities or purchase requirements increase or decrease from that quantity mutually agreed to in the executed Confirmation Agreement. Each Party shall be responsible for promptly notifying its transporting pipeline(s) of such increase or decrease. If either Party is assessed penalties by its transporting pipeline due solely to the failure of the other Party to fulfill its obligations under this Agreement to receive or deliver the mutually agreed upon volume of Gas at the Point(s) of Delivery or to promptly notify the other Party in order that it can notify its transporting pipeline, the non-complying Party shall reimburse the penalized Party for all penalties so incurred, within thirty (30) days upon presentation of an invoice plus supporting documentation.

Section III.

Measuring Equipment and Testing

(a)
Unless otherwise mutually agreed to by the Parties in writing, Seller, or its designee, shall maintain and operate at its own expense the measuring station(s) at the Point(s) of Delivery through which the quantity of Gas delivered hereunder shall be measured. Buyer may install, maintain and operate, at its own expense, such check measuring equipment as desired; provided, that such equipment shall be installed so as not to interfere with the operation of Seller's or its designee's measuring equipment.

(b)
The measuring equipment shall be constructed, installed and operated in accordance with the following depending on the type of meters used:

(1)
Orifice Meters—in accordance with ANSI/API 2530 (American Gas Association Report No. 3), Orifice Metering of Natural Gas and Other Hydrocarbon Fluids, Second Edition, dated September 1985, and any subsequent amendments, revisions or modifications thereof and shall include the use of flange connections. Should Gas pulsation problems occur upstream of the delivery meter, Seller shall take whatever steps necessary to mitigate such pulsation upstream of the delivery meter.

(2)
Positive Meters—in accordance with the American Gas Association Measurement Committee Report No. 6 (American Gas Association Report No. 6) dated January 1971, and any subsequent amendments, revisions or modifications thereof.

(3)
Turbine Meters—in accordance with the American Gas Association Measurement Committee Report No. 7 (American Gas Association Report No. 7), First Revision, dated November 1984, and any subsequent amendments, revisions or modifications thereof. Electronic Transducers and Flow Computers (solar and otherwise)—in accordance with the Applicable American Gas Association standards, including but not limited to American Gas Association Measurement Committee Report Nos. 3, 5, 6 and 7 and any subsequent amendments, revisions, or modifications thereof.

  Notwithstanding anything contained in this Paragraph (b) to the contrary, Seller or its designee shall not be required to replace or make any alterations to its measuring equipment as a result of any subsequent amendments, revisions or modifications of the American Gas Association Reports cited in Subparagraphs (1) through (4) of this Paragraph (b), unless the Parties mutually agree to such replacement or alteration.

(c)
Seller shall give reasonable notice to Buyer in order that Buyer may have a representative present to observe any cleaning, changing, repairing, inspecting, testing, calibrating, or adjusting of the measuring equipment at the Point(s) of Delivery. The official charts (recordings) from the measuring equipment shall remain the property of Seller or its designee. Upon request, Seller or its designee will submit its records and charts, together with calculations therefrom, to Buyer for inspection and verification, subject to return to Seller or its designee within ten (10) Days after receipt thereof.

(d)
The accuracy of measuring equipment shall be verified by Seller or its designee at reasonable intervals and, if requested, in the presence of a representative of Buyer. Seller or its designee shall verify the accuracy of such equipment once every three (3) Months unless Buyer requests a special test as described below; provided, however, that when daily deliveries of Gas at any Point of Delivery average ten thousand (10,000) Mcf per Day or greater during any Month, the accuracy of the measuring equipment at such Point of Delivery shall be verified once every Month. If, upon any test, the measuring equipment is found to be inaccurate by two percent (2%) or less, previous readings of such equipment will be considered correct in computing the deliveries of Gas hereunder, but such equipment shall immediately be adjusted to record accurately. If, upon any test, the measuring equipment is found to be inaccurate by more than two percent (2%) of the average flow rate since the last test, then any previous recordings of such equipment shall be corrected to zero (0) error for any period which is known definitely or agreed upon, utilizing the procedure set forth in Paragraph (e) of this Section III. If such period is not known or agreed upon, such correction shall be made for a period covering one half (1/2) of the time elapsed since the date of the latest test, but not to exceed sixteen (16) Days when the equipment is tested every Month and not to exceed forty-five (45) Days when the equipment is tested every three (3) Months. In the event Buyer desires a special test of any measuring equipment, at least seventy-two (72) hours advance notice shall be given to Seller or its designee by Buyer, and both Parties shall cooperate to secure a prompt test of the accuracy of such equipment. If the measuring equipment so tested is found to be inaccurate by two percent (2%) or less, Seller or its designee shall have the right to bill Buyer for the costs incurred due to such special test, including any labor and transportation costs, and Buyer shall pay such costs promptly upon invoice therefore.

(e)
If, for any reason, any measurement equipment is out of adjustment, out of service, or out of repair and the total calculated hourly flow rate through each meter run is found to be in error by an amount of the magnitude described in Paragraph (d) of this Section III, the total quantity of Gas delivered shall be redetermined in accordance with the first of the following methods which is feasible:

(1)
By using the registration of any check meter(s), if installed and accurately registering (subject to testing as described in Paragraph (d) of this Section III); or

(2)
Where parallel multiple meter runs exist, by calculation using the registration of such parallel meter runs; provided that they are measuring Gas from upstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering; or

(3)
By correcting the error by rereading of the official charts, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

  (4)
  By estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

(f)
Seller or its designee shall retain and preserve for a period of at least four (4) Years all test data, charts and other similar records.

Section IV.

Measurement Specifications

        The measurements of the quantity and quality of all Gas delivered at the Point(s) of Delivery shall be conducted in accordance with the following:

(a)
The unit of volume for measurement shall be one (1) Cubic Foot. Such measured volumes, converted to Mcf, shall be multiplied by their Gross Heating Value per Cubic Foot and divided by 1,000 to determine MMBtu delivered hereunder.

(b)
Subject to Paragraph (b) of Section III hereof, computations for Gas measurement shall be made in accordance with the following depending on the type of meters used:

(1)
Orifice meters—ANSI/API 2530 (American Gas Association Report No. 3), Orifice Metering of Natural Gas and Other Hydrocarbon Fluids, Second Edition, dated September 1985, and any subsequent amendments, revisions, or modifications thereof.

(2)
Positive meters—American Gas Association Measurement Committee Report No. 6 (American Gas Association Report No. 6), dated January 1971, and any subsequent amendments, revisions or modifications thereof.

(3)
Turbine meters—American Gas Association Measurement Committee Report No. 7 (American Gas Association Report No. 7), First Revision, dated November 1984, and any subsequent amendments, revisions or modifications thereof.

(4)
Electronic transducers and flow computers—American Gas Association Report Nos. 3, 5, 6 & 7 and any subsequent amendments, revisions or modifications thereof.

(c)
The temperature of the Gas shall be determined by a recording thermometer installed so that it may record the temperature of the Gas flowing through the meters, or such other means of recording temperature as may be mutually agreed upon by the Parties. The average of the record to the nearest one degree Fahrenheit (1EF), obtained while Gas is being delivered, shall be the applicable flowing Gas temperature for the period under consideration.

(d)
The specific gravity of the Gas shall be determined by a recording gravitometer or chromatographic device installed and located at a suitable point to record representative specific gravity of the Gas being metered or, at Seller's or its designee's option, by spot samples or continuous sampling using standard type gravity methods. If a recording gravitometer or chromatographic device is used, the gravity to the nearest one-thousandth (0.001) obtained while Gas is being delivered shall be the specific gravity of the Gas used for the recording period. If the spot sample or continuous sampling method is used, the gravity to the nearest one-thousandth (0.001) shall be determined once a Month from a Gas analysis. The result should be applied during such Month for the determination of Gas volumes delivered.

(e)
Adjustments to measured Gas volumes for the effects of supercompressibility shall be made in accordance with accepted American Gas Association standards. Seller or its designee shall obtain appropriate carbon dioxide and nitrogen mole fraction values for the Gas delivered as may be required to compute such adjustments in accordance with standard testing procedures. At Seller's or its designee's option; equations for the calculation of supercompressibility may be taken from either the American Gas Association Manual for the Determination of Supercompressibility

  Factors for Natural Gas, dated December, 1962 (also known as the "NX-19 Manual") or American Gas Association Report No. 8, dated December 1985, Compressibility and Supercompressibility for Natural Gas and Other Hydrocarbon Gases, latest revision.

(f)
For purposes of measurement and meter calibration, the atmospheric pressure for each of the Point(s) of Delivery shall be assumed to be the pressure determined by Seller, or its designee, for the elevation at which such point is located pursuant to generally accepted industry practices, irrespective of the actual atmospheric pressure at such point(s) from time to time.

(g)
The Gross Heating Value of the Gas delivered at the Point(s) of Delivery shall be determined by using a Cutler-Hammer or other standard type calorimeter or by calculating the heating value from an in-line chromatograph or a Gas analysis of a spot or continuous Gas sample. The spot or continuous sample shall be taken Monthly and such sample shall be taken at a suitable point on the facilities to be representative of the Gas being metered.

(h)
Other tests to determine water content, sulfur, and other impurities in the Gas shall be conducted whenever requested by either Party and shall be conducted in accordance with standard industry testing procedures. When requested by Buyer to perform such test(s), Seller or its designee shall bear the cost of such test(s) only in the event the Gas tested is determined not to be within the quality specification set forth below. If the Gas is within such quality specification, then Buyer shall bear the cost of such test(s).

(i)
If at any time during the term hereof a new method or technique is developed with respect to Gas measurement or the determination of the factors used in such Gas measurement, then such new method or technique may be substituted for the method set forth in this Section IV when such methods or techniques are in accordance with the currently accepted standards of the American Gas Association.

Section V.

Quality

(a)
All Gas delivered by Seller to Buyer at the Point(s) of Delivery shall conform to the following specifications:

(1)
Water Vapor: The Gas shall not have a water vapor content in excess of seven (7) pounds of water vapor per one million (1,000,000) Cubic Feet of Gas.

(2)
Hydrogen Sulfide: Subject to the provisions of subparagraph (8) below, the Gas shall not contain more than one quarter (1/4) grain of hydrogen sulfide per one hundred (100) Cubic Feet of Gas as determined by quantitative tests.

(3)
Total Sulfur: Subject to the provisions of subparagraph (8) below, the Gas shall not contain more than ten (10) grains of total sulfur per one hundred (100) Cubic Feet of Gas as determined by quantitative tests.

(4)
Temperature: The Gas shall not have a temperature less than forty degrees Fahrenheit (40EF) or more than one hundred twenty degrees Fahrenheit (120BF).

(5)
Carbon Dioxide: Subject to the provisions of subparagraph (8) below, the Gas shall not contain more than three percent (3%) by volume of carbon dioxide.

(6)
Oxygen: Subject to the provisions of subparagraph (8) below, the Gas shall not contain more than one percent (1%) by volume of oxygen and Seller shall make every reasonable effort to keep the Gas free from oxygen.

  (7)
  Nitrogen: Subject to the provisions of subparagraph (8) below, the Gas shall not contain more than three percent (3%) by volume of nitrogen.

  (8)
  Nonhydrocarbons: Notwithstanding the foregoing provisions of this Section V to the contrary, the Gas shall not contain more than four percent (4%) by volume of total nonhydrocarbons. Nonhydrocarbons shall include, but not be limited to, hydrogen sulfide, sulfur, carbon dioxide, oxygen and nitrogen.

  (9)
  Objectionable Liquids and Solids and Dilution: The Gas shall be free of objectionable liquids and solids and shall be commercially free from dust, gums, gum-forming constituents, and other liquids or solid matter which might become separated from the Gas in the course of transportation through pipelines.

  (10)
  Gross Heating Value: The Gas shall not have a gross heating value less than nine hundred fifty (950) Btu per Cubic Foot of Gas or more than one thousand, one hundred fifty (1,150) Btu per Cubic Foot of Gas.

(b)
In the event the Gas delivered hereunder should fail to meet any of the quality specifications stated above, then Buyer shall immediately notify Seller of such non-conformity and shall then have the right to refuse any further non-conforming Gas for so long as Seller is unable to deliver Gas conforming to the quality specifications.

Section VI.

Delivery Pressure

        Seller shall deliver Gas hereunder at the pressures prevailing in Seller's or its designee's facilities at the Point(s) of Delivery from time to time; provided, however, that neither Party shall be obligated to compress the Gas to effectuate delivery.

Section VII.

Taxes

(a)
Except as provided in Paragraph (b) of this Section V, Buyer shall be responsible for and shall pay all taxes assessed or levied on the Gas on or after its delivery to or for the account of Buyer at the Point(s) of Delivery and Seller shall be responsible for and shall pay all taxes assessed or levied on the Gas prior to its delivery to or for the account of Buyer at the Point(s) of Delivery; provided, however, that Buyer shall reimburse Seller or its Transporter promptly upon invoice for any new, additional, increased or subsequently applicable taxes assessed or levied upon Seller with respect to the Gas delivered to Buyer hereunder which are in excess of the taxes in effect on the date hereof.

(b)
In the event any of the sales of Gas hereunder are exempt from or not subject to any particular tax(es), then Buyer shall provide Seller with all necessary documentation to evidence such exemption or exclusion. In the event Buyer does not provide such documentation within thirty (30) Days after the execution of this Agreement, then Buyer shall indemnify, defend and hold Seller harmless from any liability with respect to such tax(es).

Section VIII.

Billings and Payments

(a)
As soon as practicable each Month, Seller shall render to Buyer a statement setting forth the total Mcf and MMBtu of Gas delivered for the account of Buyer at the Point(s) of Delivery during the preceding Month and an invoice setting forth the amount due Seller therefor. Buyer shall pay Seller for all amounts set forth in Seller's invoice-by the later of the twentieth-fifth (25th) Day of the Month or ten (10) Days from the date of such invoice, except when such Day is not a Business Day, in which case payment shall be due on the following Business Day.

(b)
Should Buyer fail to pay the amount of any invoice rendered by Seller hereunder when such amount is due, interest thereon shall accrue from the due date until the date payment thereof is actually made at the lesser of the then effective prime rate of Wells Fargo Bank, Houston, Texas, plus one percent (1%), computed on an annualized basis and compounded Monthly, or the maximum rate of interest permitted by applicable law, not to exceed the maximum legal rate. Seller shall render a late payment charge invoice and Buyer shall make payment therefor within ten (10) Days of the date of such invoice. Seller may suspend sales hereunder to Buyer until such amount is paid.

(c)
In the event any invoice is disputed by Buyer, Buyer shall pay the undisputed amounts and shall, within ten (10) Days from the date of Seller's invoice, give Seller written notification setting forth the disputed amount and the basis therefor. Buyer and Seller shall use reasonable diligence to resolve disputed amounts within thirty (30) Days following written notification. If the undisputed amount is not paid when due, the undisputed amount shall be subject to late payment charges as described above. Any disputed amount which later is determined to be due to Seller shall be subject to late payment charges from the original due date.

(d)
Each Party shall have the right at all reasonable times to audit the records of the other Party to the extent necessary to verify performance under any of the terms and conditions of this Agreement, provided that each Party will protect the confidentiality of such records.

(e)
Subsequent to any invoice having been paid, if any overcharge or undercharge in any form whatsoever shall be found, Seller shall refund the amount of any overcharge received by Seller, and Buyer shall pay the amount of any undercharge due Seller, within thirty (30) Days after final determination thereof; provided, however, no retroactive adjustments will be made for any overcharge or undercharge beyond a period of twenty-four (24) Months from the date of the invoice(s). The provisions of this Paragraph (e) shall survive the termination of this Agreement.

(f)
No adjustments, retroactive or prospective, shall be made to volumes for prior periods, whether the result of volume allocation errors or any other reason other than meter calibration error, that involve changes that would be less than one hundred (100) MMBtu per Month.

Section IX.

Financial Responsibility

        If, during the term of this Agreement, Buyer fails to pay according to provisions hereof and/or Seller, in its sole judgment reasonably exercised, determines that the credit worthiness or financial responsibility of Buyer has become impaired or unsatisfactory, then Seller may, upon written notice to Buyer, require Buyer to pay for Gas hereunder in cash in advance of Seller's delivery thereof or request other security satisfactory to Seller before further deliveries are made. In the event Buyer (i) makes an assignment or any general arrangement for the benefit of creditors, (ii) defaults in the payment or performance of any obligation to Seller under this Agreement, (iii) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors or has such petition filed or proceeding commenced against it, (iv) otherwise becomes bankrupt or insolvent (however evidenced), (v) is unable to pay its debts as they fall due, or (vi) fails to give adequate security for or assurance of its ability to perform its obligations under this Agreement within forty-eight (48) hours of a reasonable request by Seller, then Seller shall have the right to withhold or suspend deliveries of Gas hereunder or terminate this Agreement without prior notice and without prejudice to any and all claims for damages or other rights or remedies available under this Agreement or pursuant to law, and without liability of any kind or character to Buyer.

Section X.

Title, Possession and Responsibility

        Title to all Gas sold hereunder shall pass to Buyer at the Point(s) of Delivery. As between the Parties hereto, Buyer shall be deemed in possession of and solely liable and responsible for said Gas after its delivery at the Point(s) of Delivery and Seller shall be deemed in possession of and solely liable and responsible for said Gas at all times prior to such delivery. Each Party shall indemnify and defend the other Party for and save it harmless from, any and all losses, costs, expenses, damages, injuries, or liabilities caused by the Gas in its possession if not due to or contributed to by the negligent act or omission of the other Party.

Section XI.

Warranty of Title

(a)
Seller hereby warrants that at the time of delivery of Gas hereunder it will have good, merchantable title to such Gas, and that such Gas shall be free and clear of all liens and adverse claims.

(b)
EXCEPT AS PROVIDED IN PARAGRAPH (A) OF SECTION XI AND PARAGRAPH (B) OF SECTION XVI, SELLER MAKES NO WARRANTIES HEREUNDER AND DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE GAS DELIVERED HEREUNDER.

Section XII.

Odorization

        It is understood and agreed that none of the Gas delivered by Seller or its designee to or for the account of Buyer pursuant to this Agreement will be odorized. Any odorization that may be required by any applicable statute, order, rule, or regulation at any location downstream of the Point(s) of Delivery shall be the sole responsibility of Buyer. Buyer agrees to indemnify and hold Seller and its affiliates harmless from any and all claims, demands, causes of action, losses, damages or injuries (including death) that may result from the operation and maintenance of odorization facilities or equipment at, near or downstream of the Point(s) of Delivery, or the lack thereof, or that result from the failure of Buyer to properly odorize Gas delivered by Seller hereunder.

Section XIII.

Force Majeure

(a)
In the event either Party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement, except for the obligations to make payments hereunder, it is agreed that, on such Party's giving notice and reasonably full particulars of such force majeure, orally as soon as practicable and followed in writing or by electronic transmission, to the other Party within a reasonable time after the occurrence of the force majeure relied on, the obligations of the Parties, so far as they are affected by such force majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such force majeure shall, so far as economically possible, be remedied with all reasonable dispatch.

(b)
The term "force majeure", as employed herein, shall mean acts of God; strikes, lockouts or other industrial disturbances; acts of the public enemy, wars, blockades, insurrections, civil disturbances and riots, and epidemics; landslides, lightning, earthquakes, fires, storms, hurricanes and threats of hurricanes, floods and washouts; arrests, orders, requests, directives, restraints and requirements of the government and governmental agencies, either federal or state, civil and military; any application of governmental conservation or curtailment rules and regulations; failure of transportation; explosions, breakage or accident to machinery, equipment or lines of pipe; outages (shutdowns) of equipment, machinery or lines of pipe for inspection, maintenance or repair; freezing of wells or lines of pipe; premature, partial or entire failure of natural Gas wells, Gas supply or depletion of Gas reserves; and other causes of a similar nature not reasonably within the control of the Party claiming suspension. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demand of opposing party when such course is inadvisable or inappropriate in the discretion of the Party having the difficulty. Force majeure shall likewise include (a) in those instances where either Party hereto is required to obtain servitudes, right-of-way grants, permits or licenses to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire; or the delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable, diligence, such servitudes, right-of-way grants, permits or licenses; and (b) in those instances where either Party hereto is required to furnish materials and supplies for the purpose of constructing or maintaining facilities or is required to secure permits or permissions from any governmental agency to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire or the delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such materials and supplies, permits and permissions.

Section XIV.

Remedy for Breach

(a)
Except as otherwise specifically provided herein, if either Party shall fail to perform any of the covenants or obligations imposed upon it in this Agreement (except where such failure shall be excused by Force Majeure), then, and in that event, the other Party may, at its option (without waiving any other remedy for breach hereof), by notice in writing specifying wherein the default has occurred, indicate such Party's election to cancel the Agreement by reasons thereof.

(b)
The Party in default shall have thirty (30) Days from receipt of such notice to remedy such default and to pay or indemnify the other Party for all loss or damage incurred as a result thereof, and upon failure to do so, this Agreement shall be canceled from and after the expiration of such thirty (30) Day period. Any such cancellation shall be an additional remedy and shall not prejudice the right of the Party not in default to collect any amounts due it hereunder and for any damage or loss suffered by it and shall not waive any other remedy to which the Party not in default may be entitled for breach of this Agreement.

(c)
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER PARTY SHALL BE LIABLE OR OTHERWISE RESPONSIBLE TO THE OTHER PARTY FOR PUNITIVE, SPECIAL, CONSEQUENTIAL, OR INCIDENTAL DAMAGES OR FOR LOST PROFITS WHICH ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF.

Section XV.

Assignment

        This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. However, this Agreement shall not be transferred or assigned by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party shall have the right to assign this Agreement, in whole or in part, to an affiliate or subsidiary without the consent of the other Party.

Section XVI.

Laws and Regulations

(a)
This Agreement shall be subject to all valid existing and future laws, orders, rules, regulations or proclamations of duly constituted governmental authorities having jurisdiction or control over the Parties or the subject matter hereof. If any such governmental authority shall take any action which is, with respect to or as a result of this Agreement, designed to subject or otherwise subjects either Party, their designee(s) or any pipeline or related facilities of either Party or their agent(s) to any greater or different regulation or jurisdiction than that existing on the date of this Agreement (or thereafter as such regulation or jurisdiction may have changed and been accepted by such Party), then upon written notice to the other, the Party so affected may terminate this Agreement effective one (1) Day prior to the effective date of such governmental action without further obligation to the other Party except, in the case of Buyer, to make payment for Gas actually delivered hereunder.

(b)
Each of Buyer and Seller represent and warrant to the other that the Gas delivered hereunder will not have been and will not be sold or resold, transported, commingled, used or consumed in interstate commerce in such a manner which would subject the Gas, this Agreement, either Party, their designee(s) or the facilities of either Party or their designee(s) to jurisdiction and/or regulation under the Natural Gas Act of 1938, as amended. If either Party should breach this warranty, the other Party shall have the right, at its option, to terminate this Agreement immediately in addition to any other remedy it may have under the provisions hereof or at law or in equity.

(c)
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

Section XVII.

DTPA Waiver

        BUYER WAIVES ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES—CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER.

Section XVIII.

Confidentiality

        The terms of this Agreement, including but not limited to the price paid for Gas, the identity of any third-party transporting pipeline(s) and the cost of such transportation, the quantities of Gas purchased or sold and all other material terms of this Agreement shall be kept confidential by the Parties, except to the extent that any information must be disclosed to a third party for the purpose of effectuating transportation of the subject Gas pursuant to this Agreement, or as required by law.

Section XIX.

Miscellaneous

(a)
This Agreement constitutes the entire agreement between the Parties covering the subject matter hereof, and there are no agreements, modifications, conditions or understanding, written or oral, expressed or implied, pertaining to the subject matter hereof which are not contained therein. If there is any conflict between a provision in the body of the Agreement to which these General Terms and Conditions are attached and this Exhibit "A", the provisions contained in the Agreement shall prevail.

(b)
The Parties stipulate and agree that this Agreement shall be deemed and considered for all purposes as prepared through the joint effort of the Parties and shall not be construed against one Party or the other as a result of the preparation, submittal or other event of negotiation, drafting or execution hereof.

(c)
Modifications of this Agreement shall be or become effective only upon the due and mutual execution of appropriate supplemental agreements or amendments hereto by duly authorized representatives of the respective Parties.

(d)
The headings and subheadings contained in this Agreement are used solely for convenience and do not constitute a part of the Agreement between the Parties nor should they be used to aid in any manner in construing this Agreement.

(e)
No waiver by either Party of any one or more defaults by the other in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults whether of a like or different character.

(f)
The provisions of this Agreement shall not impart rights enforceable by any person, firm, or organization not a Party or not a successor or assignee of a Party to this Agreement.

END OF EXHIBIT "A"

EXHIBIT "B"

DESCRIPTIONS OF POINT(S) OF DELIVERY

        This Exhibit "B" is hereby attached to and made a part of that certain Gas Sales Agreement dated December 17, 1998, between GC MARKETING COMPANY, BY TEJAS GAS TRANSMISSION, ITS MANAGING PARTNER ("Seller") and RELIANT ENERGY ENTEX ("Buyer").

BOOTH, THOMAS W.
9115 THOMPSONS
RICHMOND, TX 77469
5-0410-6580-51

ODA, MIKE
231 BOOTH RD.
RICHMOND, TX 77469
5-0410-6575-56

COOPER, BARBARA
11619 WILLIAMS SCHOOL RD.
NEEDVILLE, TX 77461
5-0410-6805-62

MCCAULEY, MARY
125202 MUECK RD.
NEEDVILLE, TX 77461
5-0410-6830-41

SNEDECOR, THOMAS C.
15330 MUECK RD.
NEEDVILLE, TX 77461
5-0410-6835-31

SNEDECOR, THOMAS B.
15336 MUECK RD.
NEEDVILLE, TX 77461
5-0410-6840-31

SNEDECOR, TOM T. SR.
15334 MUECK, RD.
NEEDVILLE, TX 77461
5-0410-6845-21

O'DOWD, KATHLEEN
6802 FM 360
NEEDVILLE, TX 77461
5-0410-6795-94

EISMANN, GUS
6326 GUTTENBERGER RD.
NEEDVILLE, TX 77461
5-0410-6810-61

VACANT METER
9509 THOMPSONS
RICHMOND, TX 77469
5-0410-6585-43

WOODRING, KEN
2530 FM 3131
EDNA, TX 77957
3-2011-0250-0-1	ZACEK FARMS
12222 WILLIAMS SCHOOL RD.
NEEDVILLE, TX 77461
5-0410-6815-51

MCRAY, THOMAS
6636 MILDRED
ROSENBERG, TX 77471
5-0410-6790-01

JANICEK, CHRIS
6639 MILDRED
ROSENBERG, TX 77471
5-0410-6785-01

LIVINGSTON, ROBERT
7002 FOSTER SCHOOL RD.
NEEDVILLE, TX 77461
5-0410-6780-12

WALLECK, WILLIE
7135 FOSTER SCHOOL RD.
NEEDVILLE, TX 77461
5-0410-6770-22

KREJCI, GEORGE
10807 HIGHWAY 36
NEEDVILLE, TX 77461
5-0410-6765-22

PRASATIK, MAURICE
7627 OBERRENDER RD.
NEEDVILLE, TX 77461
5-0410-6760-36

THE GEORGE FOUNDATION
10118 FM 762
RICHMOND, TX 77469
5-0410-6515-21

KOPYCINSKI, FLORENCE
200 FM 762
RICHMOND, TX 77469
5-0410-6515-11

MEADOWS, CHRISTINE
9115 THOMPSONS
THOMPSONS, TX 77469
5-0410-6515-33

CITY OF AMES, TX

BECKENDORFF FARMS
28423 MORTON
KATY, TX 77493	GUMM, RICK
15412 MUECK
NEEDVILLE, TX 77461

WHARTON TURF
P.O. BOX 1029
WHARTON, TX 77488

GREENLEAF NURSERY
HC 62 BOX 73
EL CAMPO, TX 77437

SCHOENBERG, EDWIN
RT. 1
LOUISE, TX 77455

MUSTANG EXPLORATION
P.O. BOX 467
LOUISE, TX 77455

SKALICKY, RUDOLPH
P.O. BOX 424
GANADO, TX 77962

MACDIARRNID, A.N.
212 LINDA DR.
SAN ANTONIO, TX 78216

MCCORMACK, W.P.
P.O. DRAWER 486
EDNA, TX 77957

LITTLEFIELD, PAUL
RT. 1 BOX 142-L
EDNA, TX 77957

CITY OF BOOTH, TX

HOTZHEAUSER, KEN
15115 CAMELBACK COURT
HOUSTON, TX 77079

GERDES, N.J.
984 PARSONS RD
VICTORIA, TX 77904

JONES, JACK
P.O. BOX 187
NURSERY, TX 77976

MURPHY RANCH/
MK CATTLE CO.
P.O. BOX 1307
VICTORIA, TX 77902

MCWHORTER, CHARLES J.
P.O. BOX 641
CUERO, TX 77954	WOLLNY, AUGUST
RT. 4 BOX 100
YORKTOWN, TX 78164

KRESTA, BILL E.
RT. 4 BOX 122
YORKTOWN, TX 78164

STRUM, HERMAN
RT. 4 BOX 120 A
YORKTOWN, TX 78164

KALICH, HENRY
2074 MENKE RD.
VICTORIA, TX 77905

NANCE, ROBERT L.
12001 OSTERMEYER RD.
GALVESTON, TX 77554

AMENDMENT TO GAS SALES AGREEMENT

        This Amendment to Gas Sales Contract (this "Amendment") is made and entered into this 18th day of June 2002 by and between Crosstex Gulf Coast Marketing, Ltd. ("Seller") and Reliant Energy Entex, a division of Reliant Energy Resources Corp. ("Buyer"). Buyer and Seller are sometimes herein referred to collectively as "Parties" and singularly as "Party".

WITNESSETH:

        WHEREAS, Buyer and Seller are parties to that certain Gas Sales Agreement, dated December 17, 1998, as amended (hereinafter referred to as the "Agreement"), covering the sale of natural gas by Seller to Buyer, delivered at various point(s); and

        WHEREAS, Buyer and Seller desire to amend the Agreement as hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the Parties covenant and agree as follows:

1.    Article I, Quantity is deleted in its entirety and substituted therefor is the following:

"Article I
Quantity

        1.1    Subject to the terms and conditions hereof, Seller agrees to sell and deliver and Buyer agrees to purchase and receive from Seller, a quantity of gas at the Point(s) of Delivery identified in Exhibit "B" hereto, a quantity of natural gas equal to one hundred percent (100%) of the total daily gas requirements for resale by Buyer to certain of Buyer's residential and commercial customers.

        1.2    (a) Subject to the terms and conditions hereof, Seller agrees to make firm quantities of gas available for purchase by Buyer at the Point(s) of Delivery set forth in Exhibit "C" hereto, and Buyer agrees to purchase a minimum * MMBtu during each twelve month period ending June 30th of each year during the term of this Contract. Buyer's purchases shall have a minimum daily quantity of * MMBtu and a maximum daily quantity of * MMBtu.

        (b)  In addition to the foregoing, from time to time Buyer may have a requirement for quantities in excess of said maximum daily quantity. At such times, if Seller has additional quantities available, Seller shall make available for purchase by Buyer mutually agreeable additional quantities on an interruptible basis.

        1.3    To the extent permitted by applicable laws, rules, regulations and orders of any governmental agency, court or authority having jurisdiction and subject to conditions of force majeure and/or requests by governmental officials or the Natural Gas Reliability Council (or any successor thereto), Seller shall sell and deliver to Buyer and Buyer shall purchase and receive from Seller the Contract Quantity on a firm basis, without interruption, suspension or curtailment, at the rates and price(s) set out herein. However, notwithstanding the foregoing to the contrary, if either Party interrupts, suspends or curtails the receipts or deliveries of Gas hereunder pursuant to the laws, rules, regulations or orders of any governmental agency, court or authority having jurisdiction, or due to conditions of force majeure or upon the request of any court, agency, governmental official or the Natural Gas Reliability Council (or any successor thereto), then the interrupting Party shall incur no liability of any kind or character to the other Party as a result of or with respect to such interruption, suspension or curtailment."

*
Denotes Confidential Portion Omitted and Filed Separately with the Commission.

2.    Article II, Price of Gas is deleted in its entirety and substituted therefor is the following:

"Article II
Price of Gas

        2.1    The price Buyer shall pay Seller for all quantities of Gas sold and delivered at point(s) of delivery listed in Exhibit "B" hereto shall be the price per MMBtu published in the first issue for the applicable month's delivery of Inside F.E.R.C.'s Gas Market Report, under the heading "Delivered Spot-Gas Prices", for Houston Ship Channel/Beaumont, Texas, index (large packages only), plus * per MMBtu.

        2.2    (a) For each MMBtu of gas delivered to Buyer each day at points of delivery listed in Exhibit "C" hereto, up to and including * MMBtu per day, Buyer shall pay Seller the "Monthly Index Price" plus * per MMBtu. The term "Monthly Index Price" shall mean the price per MMBtu published in the first issue for the applicable month's delivery of Inside F.E.R.C.'s Gas Market Report, under the heading "Delivered Spot-Gas Prices", for Houston Ship Channel/Beaumont, Texas, index (large packages only).

        (b)  For each MMBtu of gas delivered to Buyer each day at point(s) of delivery listed in Exhibit "C" hereto, in excess of * MMBtu per day, Buyer shall pay Seller the "Daily Index Price" plus * per MMBtu. Provided, however, the price per MMBtu paid by Buyer to Seller for quantities in excess of * MMBtu per day shall never exceed two hundred percent (200%) of the Monthly Index Price plus *. The term "Daily Index Price" shall mean the "Midpoint" price posting for the date of flow as published in Gas Daily under the heading "Daily Price Survey" and under the subheadings "East-Houston-Katy", "Houston Ship Channel".

3.    Article III, Point(s) of Delivery is deleted in its entirety and substituted therefor is the following:

"Article III
Point(s) of Delivery

        3.1    The Point(s) of Delivery for all Gas delivered hereunder shall be at those point(s) of interconnect as described on Exhibit "B" and Exhibit "C", attached hereto and made a part hereof."

4.    Article IV, Term is deleted in its entirety and substituted therefor is the following:

"Article IV
Term

        4.1    Subject to the other provisions of this Agreement, this Agreement shall be effective on the date first written above and shall remain in full force and effect for a primary term ending July 1, 2004, and year to year thereafter until terminated by either Party as provided in Paragraph 4.2 below.

        4.2    Either Party may terminate this Agreement upon the expiration of the primary term or at any time thereafter by giving the other party at least sixty (60) days' prior written notice of such termination."

5.    Exhibit "B" is hereby deleted in its entirety and substituted therefor is the attached Exhibit "B".

6.    The attached Exhibit "C" is hereby added to the Agreement and made a part thereof.

        Except as herein amended, all of the terms, provisions, covenants and conditions contained in the Agreement shall remain in full force and effect; provided, however, in the event there is ever any conflict between the Agreement and this Amendment, the terms, provisions, covenants and conditions contained in this Amendment shall govern. The terms and provisions hereof shall be binding upon and inure to the benefit of the Parties, their representatives, successors and assigns.

*
Denotes Confidential Portion Omitted and Filed Separately with the Commission.

        IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in duplicate originals on the date and year first above written.

SELLER:		BUYER:

CROSSTEX GULF COAST MARKETING, LTD. By: Crosstex Gulf Coast, L.L.C.		RELIANT ENERGY ENTEX, A DIVISION OF RELIANT ENERGY RESOURCES CORP.

By:	/s/ JAMES R. WALES James R. Wales Executive Vice President	By:	/s/ W. D. STINNETT, JR. W. D. Stinnett, Jr. Senior Vice President

Signature page to Amendment dated June 18th, 2002 to that certain Gas Sales Agreement dated December 17, 1998.

EXHIBIT "B"

POINT(S) OF DELIVERY

        This Exhibit "B" is hereby attached to and made a part of that certain Gas Sales Agreement dated December 17, 1998, between Crosstex Gulf Coast Marketing, Ltd. ("Seller") and Reliant Energy Entex, a division of Reliant Energy Resources Corp. ("Buyer").

BOOTH, THOMAS W.
9115 THOMPSONS
RICHMOND, TX 77469
5-0410-6580-51

ODA, MIKE
231 BOOTH RD.
RICHMOND, TX 77469
5-0410-6575-56

COOPER, BARBARA
11619 WILLIAMS SCHOOL RD.
NEEDVILLE, TX 77461
5-0410-6805-62

MCCAULEY, MARY
125202 MUECK RD.
NEEDVILLE, TX 77461
5-0410-6830-41

SNEDECOR, THOMAS C.
15330 MUECK RD.
NEEDVILLE, TX 77461
5-0410-6835-31

SNEDECOR, THOMAS B.
15336 MUECK RD.
NEEDVILLE, TX 77461
5-0410-6840-31

SNEDECOR, TOM T. SR.
15334 MUECK, RD.
NEEDVILLE, TX 77461
5-0410-6845-21

O'DOWD, KATHLEEN
6802 FM 360
NEEDVILLE, TX 77461
5-0410-6795-94

EISMANN, GUS
6326 GUTTENBERGER RD.
NEEDVILLE, TX 77461
5-0410-6810-61

VACANT METER
9509 THOMPSONS
RICHMOND, TX 77469
5-0410-6585-43

WOODRING, KEN
2530 FM 3131
EDNA, TX 77957
3-2011-0250-0-1	ZACEK FARMS
12222 WILLIAMS SCHOOL RD.
NEEDVILLE, TX 77461
5-0410-6815-51

MCRAY, THOMAS
6636 MILDRED
ROSENBERG, TX 77471
5-0410-6790-01

JANICEK, CHRIS
6639 MILDRED
ROSENBERG, TX 77471
5-0410-6785-01

LIVINGSTON, ROBERT
7002 FOSTER SCHOOL RD.
NEEDVILLE, TX 77461
5-0410-6780-12

WALLECK, WILLIE
7135 FOSTER SCHOOL RD.
NEEDVILLE, TX 77461
5-0410-6770-22

KREJCI, GEORGE
10807 HIGHWAY 36
NEEDVILLE, TX 77461
5-0410-6765-22

PRASATIK, MAURICE
7627 OBERRENDER RD.
NEEDVILLE, TX 77461
5-0410-6760-36

THE GEORGE FOUNDATION
10118 FM 762
RICHMOND, TX 77469
5-0410-6515-21

KOPYCINSKI, FLORENCE
200 FM 762
RICHMOND, TX 77469
5-0410-6515-11

MEADOWS, CHRISTINE
9115 THOMPSONS
THOMPSONS, TX 77469
5-0410-6515-33

BECKENDORFF FARMS
28423 MORTON
KATY, TX 77493	GUMM, RICK
15412 MUECK
NEEDVILLE, TX 77461

WHARTON TURF
P.O. BOX 1029
WHARTON, TX 77488

GREENLEAF NURSERY
HC 62 BOX 73
EL CAMPO, TX 77437

SCHOENBERG, EDWIN
RT. 1
LOUISE, TX 77455

MUSTANG EXPLORATION
P.O. BOX 467
LOUISE, TX 77455

SKALICKY, RUDOLPH
P.O. BOX 424
GANADO, TX 77962

MACDIARRNID, A.N.
212 LINDA DR.
SAN ANTONIO, TX 78216

MCCORMACK, W.P.
P.O. DRAWER 486
EDNA, TX 77957

LITTLEFIELD, PAUL
RT. 1 BOX 142-L
EDNA, TX 77957

CITY OF BOOTH, TX

HOTZHEAUSER, KEN
15115 CAMELBACK COURT
HOUSTON, TX 77079

GERDES, N.J.
984 PARSONS RD
VICTORIA, TX 77904

JONES, JACK
P.O. BOX 187
NURSERY, TX 77976

MURPHY RANCH/
MK CATTLE CO.
P.O. BOX 1307
VICTORIA, TX 77902

MCWHORTER, CHARLES J.
P.O. BOX 641
CUERO, TX 77954	WOLLNY, AUGUST
RT. 4 BOX 100
YORKTOWN, TX 78164

KRESTA, BILL E.
RT. 4 BOX 122
YORKTOWN, TX 78164

STRUM, HERMAN
RT. 4 BOX 120 A
YORKTOWN, TX 78164

KALICH, HENRY
2074 MENKE RD.
VICTORIA, TX 77905

NANCE, ROBERT L.
12001 OSTERMEYER RD.
GALVESTON, TX 77554

EXHIBIT "C"

POINT(S) OF DELIVERY

        This Exhibit "C" is hereby attached to and made a part of that certain Gas Sales Agreement dated December 17, 1998, between Crosstex Gulf Coast Marketing, Ltd. ("Seller") and Reliant Energy Entex, a division of Reliant Energy Resources Corp. ("Buyer").

        Interconnects between Industrial Gas Supply Corp. and Reliant Energy Entex:

Station Description	County
Mykawa Road	Harris
Clara Road	Harris
Sweetwater	Harris
Almeda Road/Medical Center	Harris

        Other delivery points as Seller and Buyer may mutually agree upon from time to time.

QuickLinks

  Exhibit 10.7
GAS SALES AGREEMENT
WITNESSETH
ARTICLE I QUANTITY
ARTICLE II PRICE OF GAS
ARTICLE III POINTS OF DELIVERY
ARTICLE IV TERM
ARTICLE V NOTICES
ARTICLE VI GENERAL
EXHIBIT "A"
GENERAL TERMS AND CONDITIONS
Section I. Definitions
Section II. Transportation
Section III. Measuring Equipment and Testing
Section IV. Measurement Specifications
Section V. Quality
Section VI. Delivery Pressure
Section VII. Taxes
Section VIII. Billings and Payments
Section IX. Financial Responsibility
Section X. Title, Possession and Responsibility
Section XI. Warranty of Title
Section XII. Odorization
Section XIII. Force Majeure
Section XIV. Remedy for Breach
Section XV. Assignment
Section XVI. Laws and Regulations
Section XVII. DTPA Waiver
Section XVIII. Confidentiality
Section XIX. Miscellaneous
AMENDMENT TO GAS SALES AGREEMENT
"Article I Quantity
"Article II Price of Gas
"Article III Point(s) of Delivery
"Article IV Term